U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☑ Definitive Information Statement

CITY LOAN, INC.
(Name of the Company as Specified in its Charter)

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

INFORMATION STATEMENT

July 23, 2008

CITY LOAN, INC.
3431 Cherry Avenue,

Long Beach, CA 90807

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of City Loan, Inc., a Delaware corporation (the “Company”), to the holders of record at the close of business on June 20, 2008 (“Record Date”), of the Company’s outstanding common voting stock, par value $0.001 per share (“Common Stock”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement informs stockholders of actions taken and approved on June 20, 2008 by stockholders representing approximately 71,320,762 of the Company’s common stock (collectively, the “Majority Stockholders”). The Majority Stockholders are the beneficial owners of approximately 90.68% of the issued and outstanding shares as of the Record Date. The only business of the meeting was as follows:

(i)
To approve the change in the Company’s State of Incorporation from Delaware to the State of Nevada under the name “City Loan, Inc.” pursuant to a merger agreement to be entered into between City Loan, Inc., a Delaware corporation and City Loan, Inc., a Nevada corporation (the “Reincorporation”);

(ii)
To amend the Company’s Certificate of Incorporation to effect a Seven (7) for One (1) reverse stock split, whereby, as of the Record Date, for every seven shares of Common Stock then owned, each stockholder shall receive one share of Common Stock (the “Reverse Stock Split”); and

(iii)
To elect three (3) members to the Company’s Board of Directors to hold office until the Company’s Annual Meeting of Stockholders in 2009 or until their successors are duly elected and qualified (the “Election of the Members of the Board of Directors”).

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Company’s Majority Stockholders are the beneficial owners of approximately 90.68% of the issued and outstanding shares of the Company’s $0.001 par value common voting stock (the “Common Stock”) as of the Record Date. The Majority Stockholders have voted for the Reincorporation, the Reverse Stock Split and the Election of Members of the Board of Directors and the Company has received their executed Written Consents, effective on June 20, 2008. A complete summary of this matter is set forth herein.

i

The stockholders of record at the close of business on June 20, 2008 are being furnished copies of this Information Statement. This Information Statement is being mailed to the stockholders of the Company, commencing on or about July 24, 2008.

Accordingly, all necessary corporate approvals in connection with the matter referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing the Company’s stockholders, in the manner required under the Securities Exchange Act of 1934, as Amended, of these corporate actions. This Information Statement is circulated to advise the Company’s stockholders of action already approved by written consent of the Majority Stockholders who collectively hold a majority of the voting power of our Common Stock. Pursuant to Rule 14c-2 under the Exchange Act the proposals will not be effective until twenty (20) days after the date this Information Statement is preliminarily filed with the Securities and Exchange Commission and a definitive Information Statement mailed to the stockholders (the “Effective Date”). Therefore, this Information Statement is being sent to you for informational purposes only.

NO DISSENTERS’ RIGHTS

Pursuant to the Delaware Corporation Law, none of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY STOCKHOLDER APPROVAL HAS BEEN PREVIOUSLY OBTAINED FROM THE MAJORITY STOCKHOLDERS

ii

iii

CONSENTING STOCKHOLDERS

As of June 20, 2008, the Company had 69,478,982 issued and outstanding shares of Common Stock, each of which were entitled to one vote on any matter brought to a vote of the Company’s stockholders. By written consent in lieu of a meeting, dated June 19, 2008 and June 20, 2008, respectively, the Board of Directors and the Majority Stockholders approved the following actions:

(i)
To approve the change in the Company’s State of Incorporation from Delaware to the State of Nevada under the name “City Loan, Inc.” pursuant to a merger agreement to be entered into between City Loan, Inc., a Delaware corporation and City Loan, Inc., a Nevada corporation (the “Reincorporation”);

(ii)
To amend the Company’s Certificate of Incorporation to effect a Seven (7) for One (1) reverse stock split, whereby, as of the Record Date, for every seven shares of Common Stock then owned, each stockholder shall receive one share of Common Stock (the “Reverse Stock Split”); and

(iii)
To elect (3) members to the Company’s Board of Directors to hold office until the Company’s Annual Meeting of Stockholders in 2009 or until their successors are duly elected and qualified (the “Election of the Members of the Board of Directors”).

Effective on June 20, 2008, the following Majority Shareholders who collectively owned approximately 71,320,762 shares, or 90.68% of our voting common stock, consented in writing to the proposed actions:

Present Issued and Outstanding	69,478,982		100.00%

Name of Consenting Stockholder	Shares Eligible		Percent (%)
Dutchess Private Equities Fund, LTD(1)	71,320,762	*	91.68	%*
	77,792,982

(1)
Consists of 63,006,762 shares of Common Stock and 8,314,000 shares of Common Stock underlying Series B Preferred Stock, which Series B Preferred Stock entitles the holder to vote as a shareholder of the Company in any matter presented to the Company’s shareholders for approval. Does not include 29,766,337 shares of common stock underlying debentures and 40,000,000 shares of common stock underlying warrants

We are not seeking written consent from any of our stockholders and our other stockholders will not be given an opportunity to vote with respect to the transactions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

•	Advising stockholders of the action taken by written consent under the relevant provisions of the Delaware Corporation Law; and

•	Giving stockholders advance notice of the actions taken, as required by the Exchange Act.

Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Delaware law to dissent or require a vote of all our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 27, 2008, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, and “Affiliates” of the Company, (ii) each director, (iii) each executive officer and affiliate and (iv) all directors and executive officers as a group. As of June 27, 2008, there were a total of 69,478,982 shares of our common stock issued and outstanding and 8,314,000 shares of our Series B Preferred Stock, whereby each share of Series B is convertible into 8,314,000 shares of our common stock. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

Name and Address of Beneficial Owner(1)	Beneficial Ownership		Eligible to Vote/1		Percent of Class/1
Dutchess Private Equities Fund Ltd. 50 Commonwealth Avenue, #2 Boston, MA 02116	141,087,099	(2)	141,087,099	(2)	95.67%
Michael Novielli, Director(2)(3)	141,087,099	(2)	141,087,099	(2)	95.67%
Douglas Leighton, Director(2)(4)	141,087,099	(2)	141,087,099	(2)	95.67%
Theodore Smith, Director(5)	0		0		-
William Atkinson, Chief Executive Officer	0		0		-
Jack Thomsen, Chief Financial Officer and Treasurer	0		0		-

(1)	Unless otherwise stated, the address of the beneficial owner is 3431 Cherry Avenue, Long Beach, CA 90807.
(2)
Consists of 63,006,762 shares of Common Stock, 8,314,000 shares of Common Stock underlying Series B Preferred Stock., 29,766,337 shares of common stock underlying debentures, and 40,000,000 shares of common stock underlying warrants.

(3)	Mr. Novielli is a director of Dutchess Private Equities Fund, Ltd, which has voting and dispositive power over the shares.
(4)	Mr. Leighton is a director of Dutchess Private Equities Fund, Ltd, which has voting and dispositive power over the shares.
(5)
Mr. Smith is the Executive Vice President of Dutchess Advisors, LLC, an affiliate of Dutchess Private Equities Fund, Ltd. Mr. Smith has no voting or dispositive power over the shares of common stock owned by any Dutchess Entity.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that, during fiscal year 2007, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE REINCORPORATION

General

On June 19, 2008 and June 20, 2008 the Board of Directors and the Majority Stockholders, respectively, approved the change in the Company’s State of Incorporation from Delaware to the State of Nevada under the name “City Loan, Inc.” pursuant to a merger agreement to be entered into City Loan, Inc., a Delaware corporation and City Loan, Inc., a Nevada corporation. A copy of the Certificate of Merger (DE), Agreement and Plan of Merger and Articles of Merger (NV) are attached hereto as Appendices A, C, and D, respectively

The following discussion summarizes the important aspects of the reincorporation of the Company in Nevada. This summary does not include all the terms of the Merger Agreement to be entered into by the Company with City Loan, Inc., a Nevada corporation. The Company’s Certificate of Incorporation, as amended and restated, and its bylaws are available for inspection and copying upon request by any stockholder.

On the Effective Date:

•	each outstanding share of common stock, par value $0.001 per share, of the Company will be converted into one share of common stock, par value $0.001 per share, of City Loan, Inc.;

•	each share of Company common stock will be cancelled and retired;

•	the Company will cease to exist; and

•	our corporate name will remain unchanged as “City Loan, Inc.”

After the Effective Date, City Loan, as the surviving corporation in the merger, will be subject to the Nevada Revised Statutes (the “NRS”) and the Certificate of Incorporation and bylaws of City Loan will replace the Company’s current Certificate of Incorporation and bylaws. As described below, a number of significant changes in stockholders’ rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of stockholders.

Reason for Change in State of Incorporation

The purpose of the Reincorporation is to change our state of incorporation from Delaware to Nevada, where we will be conducting our business. Our Board of Directors believes that the Reincorporation will benefit the Company and its shareholders by giving the Company more flexibility and simplicity in various corporate transactions and reduce the cost of doing business. The State of Nevada is recognized as a desirable state in which to do business because it has favorable corporate income tax treatment, nominal annual fees, and the identity of individual shareholders is not of public record. Furthermore, the Nevada Revised Statutes (the “NRS”) provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors.

Nevada’s laws offer flexibility to the Board of Directors in managing the affairs of a corporation, and permit management to put in place strong protection from hostile takeovers. Incorporating in Nevada offers protection for officers and directors from personal liability against lawsuits or business debts arising from the operation of the corporation or by actions committed on behalf of the corporation. Furthermore, there are no limitations dictating where the corporation may conduct its business, transact real property, or how many or how few officers or directors a Nevada corporation may have.

Our Board of Directors believes that these advantages are significant and justify the Reincorporation.

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the Reincorporation would be the filing of articles of merger with both the Secretary of State of Delaware and the Secretary of State of Nevada.

Comparison between Delaware General Corporation Code and Nevada Corporation Law

We are incorporated under the laws of the State of Delaware and City Loan Nevada is incorporated under the laws of the State of Nevada. The Company’s corporate affairs are currently governed by the Delaware General Corporation Code (“GCL”) and our Articles of Incorporation and Bylaws, which were created pursuant to Delaware Law. On the effective date of the Reincorporation, issues of corporate governance and control will be controlled by Nevada Law and City Loan Nevada’s Articles of Incorporation and Bylaws.

There are certain significant differences between the Delaware General Corporation Law and Nevada corporate law. Below is a chart setting forth what the Company believes to be all of the material differences between the NRS and GCL which the Company believes affects the Shareholders of the Company.

Shareholder’s Rights	Delaware	Nevada

Quorum
Under Delaware Law, the certificate of incorporation or bylaws may specify the number of shares which shall be present or represented by proxy at any meeting in order to constitute a quorum for the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting . In the absence of such specification in the certificate of incorporation or bylaws of the corporation:(1) A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders

Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws of a corporation, the quorum required for a corporation’s stockholders is presence in person or by proxy of a majority of the voting power of the shares entitled to vote at the meeting.

Removal of Directors
Delaware law provides that any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows:
(1) Unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is divided into classes under Section 141(d) of the GCL, shareholders may effect such removal only for cause; or
(2) In the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part.

Nevada law provides that any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause.

Declaration and Payment of Dividends
Delaware law provides that the directors, subject to any restrictions contained in its certificate of incorporation, may declare and pay dividends upon the shares of its capital stock either (1) out of its surplus, as defined in and computed in accordance with §§ 154 and 244 of the GCL, or (2) in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. If the capital of the corporation, computed in accordance with §§ 154 and 244 of this title, shall have been diminished by depreciation in the value of its property, or by losses, or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, the directors of such corporation shall not declare and pay out of such net profits any dividends upon any shares of any classes of its capital stock until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets shall have been repaired.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Special Meetings of Stockholders	Under Delaware law, special meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws
Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Failure to Hold an Annual Meeting
Under Delaware law, failure to hold the annual meeting at the designated time or to elect a sufficient number of directors to conduct the business of the corporation shall not affect otherwise valid corporate acts or work a forfeiture or dissolution of the corporation except as may be otherwise specifically provided under Delaware law. If the annual meeting for election of directors is not held on the date designated, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors shall cause the meeting to be held as soon as is convenient. If there be a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15 percent of the corporation’s voting power. The Nevada Bylaws provide that an annual meeting will be held within 180 days after the end of the corporation's fiscal year at such time as is designated by the board of directors and as is provided for in the notice of the meeting and do not modify Nevada law in other respects.

Duration of Proxies	According to Delaware law, a proxy is effective for a period of three years, unless the proxy provides for a longer period.	According to Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which may not exceed seven years.

Cumulative Voting
The certificate of incorporation of any Delaware corporation may provide that at all elections of directors of the corporation, or at elections held under specified circumstances, each holder of stock or of any class or classes or of a series or series thereof shall be entitled to as many votes as shall equal the number of votes which (except for such provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to such holder's shares of stock multiplied by the number of directors to be elected by such holder, and that such holder may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any 2 or more of them as such holder may see fit.

Directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless otherwise provided in the articles of incorporation. Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

Fiduciary Duties of Directors
Delaware law mandates that a member of the board of directors, or a member of any committee designated by the board of directors, shall, in the performance of such member's duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation

Nevada law provides that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors owe fiduciary duties of care and loyalty to the corporation and its stockholders. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation. Nevada law provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders. Under Nevada law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders’ right to vote for or remove directors.

Amendments to Articles of Incorporation or Bylaws
Delaware law generally requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s articles of incorporation. Delaware law generally requires stockholder approval for amendments relative to the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock.

Nevada law generally requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s articles of incorporation. Nevada law also provides that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation. Nevada law does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors.

Inspection of Books and Records
Under Delaware law, any stockholder, in person or by attorney or agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours of business to inspect and to make copies of the stock ledger and other books and records, or a subsidiaries books and records.

Under Nevada law, any person who has been a stockholder of record of a Nevada corporation for at least six months immediately preceding a demand, or any person holding or authorized in writing by the holders of, at least five percent of all of its outstanding shares, upon at least five days’ written demand, is entitled to inspect and copy the following records: a copy certified by the Secretary of State of the corporation’s articles of incorporation, and all amendments thereto; a copy certified by an officer of the corporation of the corporation’s bylaws and all amendments thereto; and a stock ledger, revised annually, containing the names of all persons who are stockholders of the corporation, places of residence, and number of shares held by them respectively. In addition, any stockholder of a Nevada corporation owning not less than 15 percent of all issued and outstanding shares, or who has been authorized in writing by the holders of at least 15 percent of all of its issued and outstanding shares, upon at least five days written demand, is entitled to inspect the books of account and all financial records of the corporation, to make extracts therefrom, and to conduct an audit of such records. These rights may not be limited in the articles or bylaws of the corporation but may be denied to any stockholder upon the stockholder’s refusal to furnish the corporation an affidavit that such inspection, extracts or audit is not desired for any purpose not related to the stockholder’s interest in the corporation as a stockholder. However, the right to inspect and audit financial records does not apply to any corporation listed and traded on any recognized stock exchange or to any corporation that furnishes to its stockholders a detailed, annual financial statement.

Franchise Taxes	Delaware imposes a corporate franchise tax.	Nevada does not impose a corporate franchise tax.

Effective Date of Reincorporation

Subject to the terms and conditions of the Merger Agreement to be entered into, we intend to file, as soon as practicable on or after the 21st calendar day after this Information Statement is sent to our stockholders, the appropriate articles of merger with the Secretary of State of Delaware and the Secretary of State of Nevada. The Reincorporation will become effective at the time the last of such filings is completed, which we anticipate to be on or about August 132008. As a result of the Reincorporation, we will cease our corporate existence in the State of Delaware.

Change in Ticker Symbol

Upon the effectivity of the Reincorporation, the Company will continue to be quoted on the OTC Bulletin Board. However, the ticker symbol under which the Company’s stock trades on the OTC Bulletin Board may change by reason of the Reincorporation.

No Change in Business, Management or Board Members

After the effective time of the Reincorporation, the business operations of the Company will not change and the Company will continue to operate its business of providing title and auto pawn loans against the equity in a vehicle owner’s car.

Comparison of Corporate Governance Documents

Upon the effectivity of the Reincorporation, the Company will be governed by the Articles of Incorporation and By-laws of City Loan Nevada, which will be, in all material respects, similar to the Certificate of Incorporation and By-Laws of the Company, including those relating to annual and special meeting of shareholders, voting requirements, number and qualifications of the Board of Directors, elections or appointments of officers of the Company, as well voting requirements regarding amendments to the Company’s Articles of Incorporation. However, all other matters not set forth in the Articles of Incorporation and By-laws of the Company after the Reincorporation shall be governed by the Nevada Revised Statutes as opposed to the GCL.

No Change in Authorized Capital

Prior to the effective date of the Reincorporation, the authorized capital of the Company consists of 250,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. After the effective date of the Reincorporation, the authorized capital of City Loan, Inc. will remain the same as that of the Company. The Reincorporation will not affect total stockholder equity or total capitalization of the Company.

Exchange of Stock Certificates

After the effective date of the Reincorporation, all of the outstanding certificates that prior to that time represented shares of common stock of the Company will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock of City Loan, Inc. into which such shares are converted in the Reincorporation. The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to City Loan, Inc., have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon the shares of common stock of City Loan, Inc. evidenced by such outstanding certificate. After the effective date of the Reincorporation, whenever certificates, which formerly represented shares of the Company, are presented for transfer or conversion, City Loan will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock of City Loan, Inc.

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT OF COMMON STOCK

General

On June 19, 2008 and June 20, 2008 the Board of Directors and the Majority Stockholders, respectively, approved an amendment to the Company’s Certificate of Incorporation to effect a Seven (7) for One (1) reverse stock split, whereby, as of the Record Date, for every seven shares of Common Stock then owned, each stockholder shall receive one share of Common Stock. A copy of the Certificate of Amendment of Certificate of Incorporation (DE) is attached hereto as Appendix B.

Background

The Company currently has 250,000,000 shares of Common Stock, and 10,000,000 shares of Preferred Stock authorized, and approximately 69,478,982 shares of Common Stock, and 8,314,000 shares of Series B Preferred Stock are outstanding as of the Record Date, respectively. The Board of Directors believes that the price of the Common Stock is too low to attract investors to buy the stock. In order to proportionally raise the per share price of the Common Stock by reducing the number of shares of the Common Stock outstanding, the Board of Directors believes that it is in the best interests of the Company’s stockholders to implement a reverse stock split. In addition, the Board of Directors believes that the share price of the Common Stock is a factor in whether the Common Stock meets investing guidelines for certain institutional investors and investment funds. Finally, the Board of Directors believes that the Company’s stockholders will benefit from relatively lower trading costs for a higher priced stock. The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of the Common Stock. The Board of Directors is not implementing the reverse stock split in anticipation of any future transaction or series of transactions, including any “going private” transaction.

Material Effects of the Reverse Stock Split

The reverse stock split will be effected simultaneously for all of the Common stock, and the ratio will be the same for all of the Common Stock. The reverse stock split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in fractional share ownership.

The principal effect of the reverse stock split will be to reduce the number of shares of the Common Stock issued and outstanding from approximately 69,478,982 shares as of June 20, 2008 to approximately 9,925,569 shares. Upon the effectivity of the reverse stock split, the Company will have approximately 240,074,431 shares of Common Stock available for issuance. At this time, the Company has not entered into any agreements or arrangement regarding the issuance of additional shares of its Common Stock.

In addition, the reverse stock split will increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Effect on Fractional Stockholders

Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split and we will not be paying any cash to stockholders for any fractional shares from the reverse split. Instead, any resulting fractional shares shall be rounded up to the nearest whole number.

Effect on Registered and Beneficial Stockholders

Upon the reverse stock split, the Company intends to treat stockholders holding the Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Common Stock in “street name.” However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. Stockholders who hold their shares with such a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their nominees.

Effect on Registered Certificated Shares

Stockholders whose shares are held in certificate form will receive a transmittal letter from our transfer agent, Standard Registrar & Transfer Co., Inc., as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender certificate(s) representing pre-reverse stock split shares to the transfer agent. No new shares will be issued until outstanding certificate(s) are surrendered, together with a properly completed and executed letter of transmittal, to the transfer agent. Stockholders should not submit any certificate(s) until requested to do so.

Procedure for Effecting Reverse Stock Split

The Company will promptly file a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Nevada to amend its existing Certificate of Incorporation. The reverse stock split will become effective on the date of filing the Certificate of Amendment, which is referred to as the “Effective Date.” Beginning on the Effective Date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment of Certificate of Incorporation is set forth in Appendix A to this Information Statement. The text of the Certificate of Amendment of Certificate of Incorporation is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the reverse stock split.

Certain Risk Factors Associated with the Reverse Stock Split

Implementation of the reverse stock split entails various risks and uncertainties, including but not limited to the following:

•
There can be no assurance that the market price per share of the Common Stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the reverse stock split. Accordingly, the total market capitalization of the Company after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

•	After the reverse stock split is effected, if the market price of the Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split.

•
There can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Common Stock may not necessarily improve.

•	The reduced number of shares that would be outstanding after the reverse stock split could adversely affect the liquidity of the Common Stock.

Authorized Shares

The following table 1 sets forth information regarding the Company’s current and anticipated number of authorized shares and issued and outstanding shares of the Common Stock following implementation of the reverse stock split.

	Number of Shares Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Issuance	Number of Shares of Common Stock Available for Issuance
As of June 20, 2008	250,000,000	69,478,982	180,521,018	180,521,018
After 7 for 1 reverse stock split	250,000,000	9,925,569	240,074,431	40,074,431

Accounting Matters

The reverse stock split will not affect the par value of the Common Stock. As a result, as of the Effective Date, the stated capital attributable to the Common Stock on the Company’s balance sheet will be reduced proportionately based on the reverse stock split ratio of two hundred-for-one (or such smaller ratio as the Board of Directors may determine), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of the Common Stock will be restated because there will be fewer shares of the Common Stock outstanding.

Potential Anti-Takeover Effect

Although the increased proportion of un-issued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being undertaken in response to any effort of which the Board of Directors is aware to accumulate shares of the Common Stock or obtain control of Company. Other than the reverse stock split (and the earlier increase in authorized shares), the Board of Directors does not currently contemplate the adoption of any other amendments to the Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

No Appraisal Rights

The Delaware Corporation Law does not provide for dissenter’s rights in connection with any of the actions described in this Information Statement, and the Company will not provide stockholders with any such right independently.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect). This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their Common Stock as compensation). In addition, this summary is limited to stockholders that hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

ACCORDINGLY, EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT WITH A TAX ADVISER TO DETERMINE THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REVERSE STOCK SPLIT.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefore. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split. Each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

ELECTION OF DIRECTORS

The following table sets forth certain information with respect to persons elected to the Board of Directors of the Company by Written Consent:

NAME	AGE	POSITION WITH COMPANY
Michael A. Novielli	43	Chairman, Director
Douglas H. Leighton	40	Director
Theodore J. Smith, Jr.	31	Director

BUSINESS EXPERIENCE OF CURRENT DIRECTORS AND OFFICERS AT JUNE 2008.

Douglas Leighton has been a member of the Board of Directors of the Company since February 1, 2008. Doug is a co-founder and principal of Dutchess Capital Management LLC (“DCM”) and its affiliated firm Dutchess Advisors, LLC, which since 1996 had arranged private equity and debt financings for publicly traded-companies. Mr. Leighton is a director of an affiliated fund, Dutchess Private Equities Fund, Ltd. Since 2000, he has overseen the trading, investment due diligence, transaction structure, and risk management of DCM managed Funds and is a member of the firm’s Investment Committee. Doug has over 16 years of experience in securities, investment banking and asset management. In 1990 he received a combined Bachelor of Arts and Bachelor of Science degree in Economics and Finance from the University of Hartford. Mr. Leighton is also a director of EGPI Firecreek, Inc.

Michael Novielli has been a member of the Board of Directors of the Company since February 1, 2008. Mike is a co-founder and principal of Dutchess Capital Management LLC (“DCM”) and its affiliated firm Dutchess Advisors, LLC, which since 1996 had arranged private equity and debt financings for publicly traded-companies. Mr. Novielli is a director of an affiliated fund, Dutchess Private Equities Fund, Ltd. Since 2000, he has overseen transaction structure, risk management and regulatory compliance for DCM managed Funds and is a member of the firm’s Investment Committee. Mike has over 15 years experience in securities, investment banking and asset management including tenure with PaineWebber (now UBS). He received a Bachelor of Science degree in Business from the University of South Florida in 1987. Mr. Novielli is also a director of EGPI Firecreek, Inc. and Chairman of Siena Technologies, Inc.

Theodore Smith has been a member of the Board of Directors since February 1, 2008. Mr. Smith directs the deal transaction process of DCM investments, which includes deal point discussions, drafting of documentation and closing. Post closing, Mr. Smith assists the company’s counsel through the SEC comment period and liaises with the company’s management throughout the term of the investment. He is also a member of the firm’s Investment Committee. Prior to joining Dutchess in 1998, Mr. Smith was a principal with Geneva Atlantic Capital, LLC where he assisted corporate clients with SEC filing guidelines, business plan preparation and presentation, and financing. Mr. Smith received his BS in Finance and Marketing from Boston College in 1999. Mr. Smith is also a director of EGPI Firecreek, Inc. and Execute Sports, Inc.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one information statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the information statement by contacting the Company at the address or phone number set forth below. Conversely, if multiple stockholders sharing an address receive multiple information statements and wish to receive only one, such stockholders can notify the Company at the address or phone number set forth below.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Jack Thomsen, Chief Financial Officer at 3431 Cherry Avenue, Long Beach, CA 90807; Telephone (800) 360-0646.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

By:	/s/ William R. Atkinson
William R. Atkinson Chief Executive Officer

July 23, 2008

APPENDIX A:

CERTIFICATE OF MERGER (DE)

CERTIFICATE OF MERGER

of

CITY LOAN, INC., a Delaware corporation

into

CITY LOAN, INC., a Nevada corporation

PURSUANT TO SECTION 252

OF THE DELAWARE GENERAL CORPORATION CODE

Pursuant to Section 252 of the Delaware General Corporation Law (the “Code”), City Loan, Inc., a Delaware corporation (“City Loan Delaware”) and City Loan, Inc., a Nevada corporation (“City Loan Nevada” or “Surviving Corporation”), hereby certify the following:

1. The constituent business corporations participating in the merger are City Loan Delaware and City Loan Nevada. City Loan Delaware shall be merged into City Loan Nevada pursuant to the Agreement of Merger duly approved, adopted, certified executed and acknowledged by a majority of the board of directors and stockholders of each of City Loan Delaware and City Loan Nevada.

2. City Loan Nevada shall be the surviving entity upon completion of said merger.

3. The name of the surviving corporation in the merger herein certified is “City Loan, Inc.”

4. That upon the effectivity of the merger, the Certificate of Incorporation of City Loan Nevada, a true and correct copy of which is attached hereto as Exhibit A, shall be the Certificate of Incorporation that will govern the operations of the Surviving Corporation.

5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid City Loan Nevada, the address of which is as follows: _____________________________.

6. The City Loan Nevada, on request, and without cost, will furnish a copy of the aforesaid Agreement of Merger to any stockholder of each of the aforesaid constituent corporations.

7. Service of process may be made in the State of Delaware for any proceeding for enforcement of any of City Loan Delaware’s obligations, as well as any obligation of City Loan Nevada arising from the merger, including any suit or other proceeding to enforce the right of any of the stockholders of City Loan Delaware or City Loan Nevada. For these purposes, the Secretary of State of the State of Delaware is irrevocably appointed as agent for service of process. All service of process may be mailed to: _______________________________.

1

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Merger this ____ day of _________, 2008.

CITY LOAN, INC. (Delaware)

By:
Title:

CITY LOAN, INC. (Nevada)

By:
Title:

2

\
APPENDIX B:

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION (DE)

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of City Loan, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “IV, Section A” so that, as amended, said Article shall be and read as follows:

CAPITAL STOCK

SECTION A. AUTHORIZED CAPITAL STOCK

The amount of total authorized capital stock of this Corporation shall be 110,000,000 shares, divided as follows: (i) 100,000,000 shares of Common Stock, with $0.001 par value (the “Common Stock”), and (ii) 10,000,000 shares of Preferred Stock, with $0.001 par value (the “Preferred Stock”).

On the effective date of filing these Certificate of Amendment of Certificate of Incorporation, each seven (7) shares of issued and outstanding Common Stock shall be changed into one (1) share of Common Stock (“Reverse Stock Split”). The Reverse Stock Split shall not change the par value of the Common Stock nor change the authorized number of shares of Common Stock. Fractional shares resulting from the Reverse Stock Split shall be rounded up to the next whole share number.

SECTION B. PREFERRED STOCK

The Preferred Stock may be issued from time to time as herein provided in one or more series. The Board of Directors shall have the full authority to determine and state the designations and the relative rights (including, if any, conversion rights, participation rights, voting rights, dividend rights, and stated, redemption and liquidation values), ranking preferences, limitations and restrictions of each such series by the adoption of resolutions prior to the issuance of each such series authorizing the issuance of such series of Preferred Stock. All shares of Preferred Stock of the same series shall be identical with each other in all respects, except will respect to the right to receive dividends which may vary depending on the date of purchase.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

3

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ___ day of July, 2008.

By:
Title: Name: William R. Atkinson

4

APPENDIX C:

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the “Merger Agreement”) is made as of ____________, by and between City Loan, Inc., a Delaware corporation (“City Loan Delaware”), and City Loan, Inc., a Nevada corporation (“City Loan Nevada”). City Loan Delaware and City Loan Nevada are sometimes referred to as the “Constituent Corporations.”

The authorized capital of the Company consists of 250,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. After the effective date of the Reincorporation, the authorized capital of City Loan, Inc. will remain the same as that of the Company. The Reincorporation will not affect total stockholder equity or total capitalization of the Company.

The Directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that City Loan Delaware merge into City Loan Nevada upon the terms and conditions herein provided.

NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that City Loan Delaware shall merge into City Loan Nevada on the following terms, conditions and other provisions:

1. TERMS AND CONDITIONS.

1.1. MERGER. City Loan Delaware shall be merged with and into City Loan Nevada (the “Merger”), and City Loan Nevada shall be the surviving corporation (the “Surviving Corporation”) effective upon the date when this Merger Agreement is filed with the Nevada Secretary of State (the “Effective Date”).

1.2. SUCCESSION. On the Effective Date, Nevada shall continue its corporate existence under the laws of the State of Nevada, and the separate existence and corporate organization of City Loan Delaware, except insofar as it may be continued by operation of law, shall be terminated and cease.

1.3. TRANSFER OF ASSETS AND LIABILITIES. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

5

1.6. COMMON AND PREFERRED STOCK OF CITY LOAN DELAWARE AND CITY LOAN NEVADA. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock and each share of Preferred Stock, Series A Preferred Stock and Series B Preferred Stock of City Loan Delaware issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock, Preferred Stock, Series A Preferred Stock and Series B Preferred Stock respectively, of City Loan Nevada at a ratio of 1 to 1 and (ii) each share of Common Stock, Preferred Stock, Series A Preferred Stock and Series B Preferred Stock of City Loan Nevada issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

1.7. STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock, Preferred Stock, Series A Preferred Stock and Series B Preferred Stock of City Loan Delaware shall be deemed for all purposes to evidence ownership of and to represent the shares of City Loan Nevada into which such shares of City Loan Delaware represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of City Loan Nevada evidenced by such outstanding certificate as above provided.

1.8. OPTIONS AND WARRANTS. On the Effective Date, the Surviving Corporation will assume and continue City Loan Delaware’s stock awards plans, if any, and the outstanding and unexercised portions of all options and warrants to purchase Common Stock of City Loan Delaware, including without limitation all options outstanding under such stock plan and any other outstanding options and warrants, shall be converted into options and warrants of City Loan Nevada, such that an option or warrant for shares of City Loan Delaware shall be converted into an option or warrant, as the case may be, for shares of City Loan Nevada at a ratio of 1 to 1. No other changes in the terms and conditions of such options will occur. Effective on the Effective Date, City Loan Nevada hereby assumes the outstanding and unexercised portions of such options and warrants and the obligations of City Loan Delaware with respect thereto.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1. CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of City Loan Nevada in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

2.2. DIRECTORS. The directors of City Loan Delaware immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

2.3. OFFICERS. The officers of City Loan Delaware immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

6

3. MISCELLANEOUS.

3.1. FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of City Loan Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of City Loan Delaware and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of City Loan Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.2. AMENDMENT. At any time before or after approval by the shareholders of City Loan Delaware, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of City Loan Delaware, the principal terms may not be amended without the further approval of the shareholders of City Loan Delaware) as may be determined in the judgment of the respective Board of Directors of City Loan Nevada and City Loan Delaware to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

3.5. CONDITIONS TO MERGER. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

(a) the Merger shall have been approved by the shareholders of City Loan Delaware in accordance with applicable provisions of the General Corporation Law of the State of Delaware; and

(b) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of City Loan Delaware to be material to consummation of the Merger shall have been obtained.

3.6. ABANDONMENT OR DEFERRAL. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either City Loan Delaware or City Loan Nevada or both, notwithstanding the approval of this Merger Agreement by the shareholders of City Loan Delaware or City Loan Nevada, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of City Loan Delaware and City Loan Nevada, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that City Loan Delaware shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

3.7. COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

7

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of City Loan Delaware and City Loan Nevada, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

CITY LOAN, INC. A Delaware corporation	CITY LOAN, INC. A Nevada corporation

By: William Atkinson	By: William Atkinson
Title: Chief Executive Officer	Title: Chief Executive Officer

8

APPENDIX D:
ARTICLES OF MERGER (NV)

APPENDIX D:
ARTICLES OF MERGER (NV)

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

City Loan, Inc.
Name of merging entity

Jurisdiction	Entity type *
Delaware	Corporation

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

City Loan, Inc.
Name of surviving entity

Jurisdiction	Entity type *
Nevada	Corporation

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 1 2007
Revised on: 01/01/07

9

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☑ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 2 2007
Revised on: 01/01/07

10

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

City Loan, Inc. (a Delaware corporation)
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

City Loan, Inc. (a Nevada corporation)
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 3 2007
Revised on: 01/01/07

11

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 4 2007
Revised on: 01/01/07

12

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☑ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 5 2007
Revised on: 01/01/07

13

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

City Loan, Inc.
Name of merging entity

X
Signature | Chief Executive Officer — Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

City Loan, Inc.
Name of surviving entity

X
Signature | Chief Executive Officer — Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 6 2007
Revised on: 01/01/07

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